                                                                   EXHIBIT 10.44


                           CUSTODY AGREEMENT


          The First National Bank of Chicago (hereinafter "We", "Us" or "Our") is requested to open a custody account (the "Custody Account") for and in the name of General Manufactured Housing, Inc., (herein after "You" or "Your") and to hold therein all monies, stocks, bonds, mortgages and other financial instruments, both foreign and domestic ("Securities"), which We will agree to accept as custodian and to deliver as You direct, subject to the following terms and conditions:

          We will hold the Securities in Our own vaults separately from the securities of any other customer except that We may hold the Securities adequately identified as belonging to You in bulk with Securities of the same class of the same issue; further, We may use available Federal Book Entry accounts with the Federal Reserve Bank of Chicago, commercial paper book entry or a Bank or Trust Company licensed by the United States or any State thereof. We may hold the Securities on Your behalf in accounts maintained by Us with any domestic or foreign depository that provides handling, clearance or safekeeping services.

          We will not provide supervision, recommendations or advice to You relative to the investment, purchase, sale, retention or other disposition of the Securities held under this agreement.

          1. Unless We receive contrary written instructions from You, We are authorized to take the following actions with regard to the collection and disposition of proceeds of the
Securities:

          (a) We will collect all income or other property payable in connection with the Securities as well as any principal due upon maturity, redemption (of which We have received notice pursuant to Section 6 of this agreement) or sale thereof, in accordance with our usual and customary business practice, but We shall bear no responsibility for our failure to make such collections beyond the exercise of due care.

          (b) We will deposit any monies so collected to Your credit, in such accounts with Us as You may designate, or remit such monies to You as You may direct.

          (c) We will debit Your account for the cost of purchasing Securities for the Custody Account as instructed by You.

          (d) We will present for payment maturing Securities, interest coupons and Securities called for redemption.

          (e) If Securities, which We hold on Your behalf at depositories or off-site locations, are called for partial redemption by the issuer, We, in our sole discretion, will allot the called portion to the respective holders in any manner deemed to be fair and equitable in our judgment.

          (f) To the extent possible, We will convert monies received with respect to securities of foreign issue into United
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States dollars.  In effecting such conversion, We may use any method or agency available to Us including the facilities of our own divisions or affiliates. All risk and expense of such conversion shall be borne by You including, without limitation, losses arising from fluctuations in exchange rates.

          (g) We will exchange temporary for definitive certificates or effect mandatory exchanges of certificates.

          (h) We will execute, in Your name and on Your behalf, such certificates as may be required to obtain payment with respect to, or to effect the sale, transfer or other disposition of the Securities.

          2. Securities issued in registered form will be held in the name of our nominee(s) or the nominee(s) of any agent, subcustodian or other entity that We may employ for clearance or safekeeping. Securities registered in the name of any nominee will not be delivered, except to a broker for immediate sale, until transferred out of the name of such nominee. All taxes and other expenses incidental to any transfer to or from the name of any nominee shall be borne by You.

          3.(a) We are authorized to accept and rely on all written instructions given by You to make sales or purchases or to otherwise deal with the Securities. Where multiple parties sign the Agreement, any one of You may give instructions. We may also accept and rely on instructions transmitted by You or Your authorized agent whether given orally, by telephone, cable or telex, facsimile transmission or other electronic means which We reasonably believe to be genuine. We may electronically record any telephone calls. Written confirmation of oral instructions provided by You shall in no way affect any action We take in reliance upon the oral instructions.

          (b) For the services described in this paragraph, You will need to execute additional documents attached hereto. If You so authorize, We will accept instructions for free delivery of Securities and capital changes only from individuals who have been authorized by You on the Disbursement Authorization form related hereto (Exhibit A). If You intend to wire funds from the Custody Account, You will complete and deliver to Us prior to any such wire transfer the appropriate section of the Disbursement Authorization form confirming Your adherence to the Custodial Funds Transfer Agreement (Exhibit B). If You elect to instruct Us electronically, We will furnish You with software for such purpose, and You will execute an Electronic Trade Instruction (Exhibit C) prior to using such software. If You wish to use our automated service for corporate action notices, You will complete the Corporate Actions Express Service Agreement (Exhibit D) prior to using such service. We shall be entitled to rely upon the instructions received by Us from You via the software and may assume that all instructions were transmitted by You or on Your behalf, regardless of by whom actually transmitted. If You elect to use our daily sweep service, You will complete and deliver to Us prior to using such service the Sweep Service Authorization (Exhibit E).

          (c) Notwithstanding any provision hereunder to the contrary, We shall rely conclusively on Eligible and Ineligible Trade Reports received through the Depository Trust Company's
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Institutional Delivery (DTC-ID) system in lieu of Your written instructions for security transactions utilizing said system.

          (d) In the event the DTC-ID system for any reason does not furnish Us with an Eligible and/or Ineligible Trade Report, You agree to provide Us with written instructions for the trade(s) which said Report would have otherwise contained.

          (e) The preceding provisions shall not preclude Your use of written instructions for securities transactions and/or other matters when You deem it necessary or advisable, and We may rely conclusively on such instructions.

          (f) You assume responsibility for any loss, claim or expense We incur in following Your instructions except in the case of our failure to act in good faith or in accordance with the reasonable commercial standards of the banking business. We shall not be liable for delays or failure to carry out instructions due to circumstances beyond Our control. All claims against Us for failure to properly follow Your instructions must be brought within 45 days from the date on which We execute Your instructions. If it is determined that compensation is due you, it will be paid at the Federal Funds rate.

          4(a) We shall collect both income and principal in accordance with our usual and customary business practices. We assume no responsibility regarding such collection beyond the exercise of due care. Losses due to any other cause will be borne by You. Such losses include, without limitation, those arising from:

          (i)   insolvency of any broker, whether
                designated by You or employed by Us,
                which occurs after delivery of a
                security by Us to the broker but
                before We receive payment from the
                broker;

          (ii)  insolvency of the issuer of the
                Securities;

          (iii) default by the issuer of the
                Securities; and

          (iv)  any act or omission of any broker or
                similar agent which You may designate
                or We may employ to purchase, sell or
                perform any act in respect to any
                security.

          (b) In the event that We credit Your account in anticipation of Our collection of monies which We are then unable to collect, You agree to promptly return any such monies to Us in immediately available funds.

          5. All proxies and material pertaining thereto We receive in connection with Securities and other property held in the Custody Account, together with all official reports referring to indentures securing such Securities, will be forwarded in a timely fashion to You. No other financial statements or reports will be forwarded.

          6. Except as otherwise provided, We will notify You of any call for redemption, tender offer, subscription rights or any other discretionary rights with respect to the Securities of which We receive timely notice from the issuer of the Securities or as to which correct and timely notice is published in publications which We routinely use for this purpose, or as to which We receive timely notice from You.

          7. Notwithstanding any provision hereunder to the contrary, with respect to Securities which possess so-called put options or similar characteristics which grant You the option to redeem such Securities prior to their maturity date ("Put Option Securities"), including, but not limited to, so-called put bonds, We shall not have any liability with respect to the exercise or non-exercise of any such Put Option, except that:

          (a) With respect to Put Options which are exercisable semiannually or less frequently than semiannually, and where such Put Option Security is actually delivered to Us not less than 15 business days prior to the Put Option exercise date, We will use our best efforts to notify You of such put option where correct and timely notification is published in the publications or services ("Notification Sources") We routinely use for this purpose, or as to which We receive timely notice from You;

          (b) Once notified, You must direct the exercise or non-exercise of such Put Option by written instrument delivered to Us not less than 5 business days prior to the Put Option exercise date;

          (c) For purposes of this section 7 (a) "business day" is a day on which We are open for business under the laws of the State of Illinois; the Notification Sources include, but are not limited to, J. J. Kenny, The Wall Street Journal and/or Depository Trust Company of New York, and We reserve the right to utilize other Notification Sources or discontinue any of the aforementioned Notification Sources at any time and without notice; and We will not notify You of Put Options exercisable more frequently than semiannually.

          8. We shall have a lien upon the Securities held under this Agreement and upon any deposit account of Yours for compensation, expenses, and commitments We make pursuant to Your instructions, or any other liabilities of Yours to Us, including, without limitation, Your obligation to indemnify Us under
Section 11 of this Agreement.

          You agree not to execute any pledge of any Securities until We have been notified of such pledge agreement.

          9. For any Securities in Your account, the Shareholders Communications Act of 1985 and subsequent amendments to the act authorize us to release to issuer of Securities and to other security holders of an issue Your name, address and Securities position if Your Custody Account was opened after December 28, 1985, unless You state Your objection to Us in writing (Exhibit F).
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          10.   You hereby acknowledge that the act of placing a
buy order and a sale order for the same securities which are to settle on the same date in instances where You do not have in the Custody Account sufficient funds independent of the sale of such securities to satisfy fifty percent (50%) or more of the purchase price (or such other percentage as may be required by applicable law and regulation) constitutes the practice commonly known as "free riding" and is prohibited under both Regulation T and Regulation U of the Board of Governors of the Federal Reserve System (12 C.F.R. Parts 220 and 221).

          You hereby represent and warrant that You have not engaged in free-riding or any similar practice (each, a "Prohibited Practice") and expressly agree to refrain from engaging in any such Prohibited Practice during the term of this Agreement.
Notwithstanding anything to the contrary contained herein, We shall be entitled to terminate this Agreement immediately upon the occurrence of any breach of this Section 10.

          11. You shall indemnify Us, Our officers and employees and hold Us and them harmless for and from all claims, losses, liabilities and expenses, including, without limitation, legal fees and expenses arising from any claim of any party resulting from actions We take in accordance with the provisions of this Agreement.

          12(a) We undertake to perform such duties and only such duties as are specifically set forth in the Agreement, it being expressly understood that there are no implied duties hereunder.

          (b) IN NO EVENT SHALL WE BE LIABLE, DIRECTLY OR INDIRECTLY, FOR ANY (i) DAMAGES OR EXPENSES ARISING OUT OF THE SERVICES PROVIDED HEREUNDER, OTHER THAN DAMAGES WHICH RESULT FROM OUR FAILURE TO ACT IN ACCORDANCE WITH THE REASONABLE COMMERCIAL STANDARDS OF THE BANKING BUSINESS, OR (ii) SPECIAL OR CONSEQUENTIAL DAMAGES, EVEN IF WE HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

          13. You will compensate Us for services provided hereunder in accordance with the schedule of fees which has been agreed upon. We may change the fees from time to time, such change to be effective thirty (30) days after We send written notice to You.

          14. This Agreement may be terminated by either party effective thirty (30) days after receipt of written notice.

          15(a) Any delay or failure of either party hereto at any time to require performance by the other party of any provision of this Agreement shall in no way effect the right of such party to require future performance of that or any other provision of this Agreement and shall not be construed as a waiver of any subsequent breach of any provision, a waiver of this provision itself or a waiver of any other right under this Agreement.

          (b) Any notice herein required or permitted to be given may be given, except as otherwise provided by this Agreement, in writing by depositing same in the United States mail, postage prepaid, addressed to You at the address set forth beneath Your signature below and to Us as follows:
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                    The First National Bank of Chicago
                         One First National Plaza
                       Chicago, Illinois 60670-0115

                     Attention: Account Administration
                     Suite# 0115, 1 Building, Floor 13

          or such other address as the party to be so addressed may designate in writing.

          (c) If any of the provisions of this Agreement are invalid under any applicable statute or rule of law, they are, to that extent, to be deemed omitted.

          (d) This Agreement (including the exhibits attached hereto) and supplements hereto, if any, constitute the entire agreement between You and Us relating to the subject matter hereof, and supersede all proposals oral or written and all other communications oral or written between the parties relating to the subject matter of this Agreement, and except as hereafter provided, may not be modified, except in writing, signed by the party against whom the modification is to be enforced.

          (e) We may modify the provisions of the Agreement at any time by written notice delivered to You at least thirty (30) days prior to the effective date of such modification.

          (f) This Agreement shall be governed by the internal laws of the State of Illinois.

          IN WITNESS WHEREOF, You and We have signed this Agreement as of this _____ day of December, 1995.


                    GENERAL MANUFACTURED HOUSING, INC.
                              (CUSTOMER NAME)


By: /s/ Gary M. Brost

Title:   President

Address: 2255 Industrial Boulevard

Taxpayer I.D. No. Waycross, Georgia  31501

                     THE FIRST NATIONAL BANK OF CHICAGO

By:____________________________________

Title:_________________________________